UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual Report                                               June 30, 2016

Dear Fellow Shareholders,

Our Fund’s NAV rose 6.1% to $15.69/sh in the first half of 2016. We ended the quarter at 55 positions with a weighted average market cap of 280 million, a dividend yield of 1.3%, and a price to book value ratio of 80%.  The benchmark R2000 rose 2.2% during the first half.

Total Return                                        YTD          2015          2014         2013        2012

Pinnacle Value Fund                            6.1%          (6.0)%        4.8%        16.6%        18.9%

Russell 2000                                         2.2              (4.4)           4.9            38.6           16.3

S&P 500                                               3.8%           1.4%        13.7%        32.0%       15.9%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Commentary/ Portfolio Activity

As you can see from the above box scores, US markets were up modestly in the first half with the S&P 500 rising 3.8% while the small cap R2000 rose 2.2%.  We finished the half up 6.1%, outpacing the R2000. We used the market decline early in the year to acquire small cap merchandise at reasonable valuations which helped performance in the following months.

Overall we acquired more merchandise than we sold in the half and will continue to tweak the portfolio as necessary. Although the benchmark R2000 is off about 9% from its high set in June 2015, it continues to trade at robust multiples of earnings, book values and cash flows. It’s been several years since a correction and investors remain enamored of US small & microcap stocks.

Significant portfolio additions included Gulf Island Fabrication and Global Power Equipment.   Gulf Island (GIF) is a Houston based fabricator of offshore drilling and production platforms, a market approaching the bottom of the cycle. Recently GIF diversified the business away from oil & gas by acquiring Leevac, a major Gulf of Mexico shipyard, from a distressed seller. GIF has in  the past acquired well located assets at bargain prices near the bottom of the cycle, usually with positive results. With a strong balance sheet, we expect good things when the cycle turns.

Dallas based Global Power Equipment (GPE) was a mess when we got involved (not unusual for us). Burdened by now-departed management screw-ups, delayed financial filings and a subsequent stock delisting, GPE’s share price declined significantly as investors suffered disappointment after disappointment. However, they’ve been in business for 50+ years and have a solid franchise in the engineered equipment and maintenance services they provide. A new CEO is in place and, in addition to bringing the financials current, is making some long overdue  operational changes. GPE is not out of the woods yet but they’re making solid progress.

On the sell side, we trimmed some of our energy positions to reduce our risks. Energy represents about 22% of the portfolio and we continue to monitor these positions closely. As you may be aware, oil & natural gas prices have rebounded nicely from the lows set in mid February. In speaking with managements, it’s clear that energy prices need to remain higher for longer to foster the confidence required to jump start the industry. This may take months and we expect energy prices and underlying share values to remain volatile. Managements continue to ratchet down expenses to match lower revenue levels and most balance sheets are in good shape.

Among the main contributors to performance were our energy holdings which benefitted from higher energy prices. ASA Ltd., a closed end fund holding precious metals stocks, had a positive influence. Among the detractors were First Acceptance, a non-standard auto insurer that continues to post sub-standard results. Corrective actions are being taken and we are optimistic about the chances for longterm success. Please see opposite page for a list of Winner & Sinners.

Cash is 42% so we have lots of dry powder to exploit market dislocations. High uncertainty (economic, geopolitical, monetary policy) creates crosswinds that continue to drive volatility.  We’ll stay conservative, be attentive to disruptions and let valuations be our guide. We continue to focus on generating above average risk adjusted rates of return over the long term.

A bit of humor

A technical analyst and a fundamental analyst were chatting about the markets in the kitchen.  One of them accidentally knocks a knife off the table and it sticks right in the fundamental analyst’s foot.  The fundamental analyst yells at the technician asking him why he didn’t catch the knife.  “You know technicians don’t catch falling knives!” replied the technical analyst.  He, in turn, asks the fundamental analyst why he didn’t move his foot out of the way.  The fundamental analyst responds: “I didn’t think it would go that low!”

By now you should have received your quarter end statement. As of today, we’ll probably pay a distribution at year end, which will be taxable to those who hold shares in taxable accounts. Our current net realized gains (91% long term) comprise about 5.6% of Fund net assets, which is a rough estimate for your planning purposes.  We’ll have a final amount on October 31. As always, should you have any questions about your account or the Fund, please let us know.

Many thanks for your continued support of our work.

John E. Deysher                                                                              Pinnacle Value Fund

President & Portfolio Manager                                                     745 Fifth Ave.- 2400

212-605-7100                                                                                    New York, NY  10151

TOP 10 POSITIONS                                                                                  % net assets

1. Gulf Island Fabrication- shipyards & marine fabrication                                     5.0%

2. Global Power Equipment- energy goods & services                                            4.7

3. Hallmark Financial- multi-line P&C insurer                                                        3.8

4. SWK Holdings- life sciences finance                                                                   3.0

5. ASA Ltd.- precious metals closed end fund                                                         2.8

6. National Security Group- regional P&C insurer                                                   2.7

7. San Juan RT- natural gas royalty trust                                                                  2.6

8. Anchor Banc- Olympia WA based savings banc                                                  2.5

9. Permian Basin RT- crude oil royalty trust                                                            2.4

10. MVC Capital- business development co.                                                           2.2

                                                                                                        Total               31.7%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Unit Corp.                                                                                                     $1,186,100

2. ASA Ltd.                                                                                                            890,400

3. Dawson Geophysical                                                                                         861,500

4. San Juan Royalty Trust                                                                                     675,300

5. Permian Basin Royalty Trust                                                                            484,000

                                                                                                        Total         $4,097,300

YTD TOP 5 SINNERS (realized & unrealized losses)

1. First Acceptance                                                                                               $897,700

2. Gulf Island Fabrication                                                                                       520,900

3. Anchor Banc                                                                                                       191,400

4. Gulfmark Offshore                                                                                             153,400

5. Regional Management                                                                                       150,100

                                                                                                          Total        $1,913,500

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                          42.5%

Energy                                                                                                                     21.8

Insurance                                                                                                                 13.2

Closed end funds                                                                                                       8.0

Financial services                                                                                                      4.5

Industrial goods & services                                                                                       3.7

Banks & thrifts                                                                                                          3.3

Real estate                                                                                                                 1.8

Consumer goods & services                                                                                      1.0

Conglomerate                                                                                                            0.2

                                                                                                        Total              100.0%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2016 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
67,016	Anchor Bancorp *	$ 452,996	$ 1,583,588
6,169	Preferred Bank	43,528	178,130
25,316	Wilshire Bancorp	65,850	263,793
		562,374	2,025,511	3.26%
Conglomerate
400	FRP Holdings, Inc. *	9,686	13,800
1,000	PICO Holdings, Inc. *	8,674	9,460
5,255	Regency Affiliates, Inc.	20,665	47,820
100	Steel Partners Holdings L.P. *	1,109	1,466
		40,134	72,546	0.12%
Data Communication Cabling
21,572	Optical Cable Corp. *	48,396	49,833	0.08%

Energy
50,400	Atwood Oceanics, Inc.	559,470	631,008
1,000	Bristow Group, Inc.	14,340	11,410
4,000	Civeo Corp. *	3,408	7,200
54,407	Dawson Geophysical Co. *	162,560	443,417
234	Dorian LPG Ltd. *	2,016	1,650
1,376,219	Global Power Equipment Group, Inc. *	3,183,078	2,931,346
451,574	Gulf Island Fabrication, Inc.	3,611,234	3,133,924
236,271	Gulfmark Offshore, Inc. *	1,566,636	739,528
207,254	Permian Basin Royalty Trust	1,559,638	1,519,172
219,862	San Juan Basin Royalty Trust	1,022,016	1,598,397
20,552	Seacor Holdings, Inc. *	1,281,103	1,190,988
132,587	Tidewater, Inc. *	662,837	584,709
49,162	Unit Corp. *	763,853	764,961
		14,392,189	13,557,710	21.79%

Financial Services
536,884	BKF Capital Group, Inc. (a) *	1,050,779	402,663
513,087	Special Diversified Opportunities, Inc. *	482,263	513,087
183,964	SWK Holdings Corp. *	1,588,403	1,892,990
		3,121,445	2,808,740	4.51%
Greeting Cards & Giftwrap
19,123	CSS Industries, Inc.	301,077	512,688	0.82%

Insurance
47,172	EMC Insurance Group, Inc.	578,620	1,307,608
920,279	First Acceptance Corp. *	1,480,061	1,288,391
204,083	Hallmark Financial Services, Inc. *	1,314,372	2,365,322
13,363	Independence Holding Co.	57,026	240,133
32,728	Kansas City Life Insurance Co.	1,286,514	1,293,411
93,965	National Security Group, Inc.	777,452	1,702,646
6,100	Old Republic International Corp.	44,622	117,669
		5,538,667	8,315,180	13.37%
Real Estate
44,900	Forestar Group, Inc. *	383,328	533,861
28,207	Getty Realty Corp.	373,330	605,040
100	The St. Joe Co. *	1,858	1,772
		758,516	1,140,673	1.83%
Retail
2,000	Americas Carmart, Inc. *	44,489	56,480
10,000	Stage Stores, Inc.	45,051	48,800
		89,540	105,280	0.17%
Scientific & Technical Instruments
100	Rofin-Sinar Technologies, Inc. *	2,479	3,194	0.01%

Security Services
67,721	Costar Technologies, Inc. *	484,731	575,628	0.93%

Steel Works, Blast Furnaces, & Rolling Mills
17,505	Friedman Industries, Inc.	79,875	102,054
2,000	Synalloy Corp. *	13,105	15,320
5,846	TimkenSteel Corp. *	41,677	56,238
35,190	Universal Stainless & Alloy Products, Inc. *	264,588	383,571
		399,245	557,183	0.90%
Switchgear & Switchboard Apparatus
27,600	Powell Industries, Inc.	640,364	1,085,784	1.75%

Trucking
133	New Patriot Transportation Holding, Inc. *	2,394	2,587	0.00%

Total for Common Stock		$ 26,381,551	$ 30,812,537	49.53%

Closed-End & Exchange Traded Funds
3,017	Aberdeen Singapore Fund, Inc. *	18,313	27,274
25,659	Adams Natural Resources Fund, Inc.	429,745	516,002
117,011	ASA Gold and Precious Metals Ltd.	998,781	1,729,423
4,378	Babson Capital Participation Investors	56,770	64,488
35,651	Central Europe, Russia, & Turkey Fund, Inc. *	704,890	653,126
52,308	Japan Smaller Capitalization Fund, Inc. *	323,477	511,572
169,250	MVC Capital, Inc.	1,548,667	1,360,770
100	Special Opportunity Fund *	1,227	1,375
1,000	Sprott Gold Miners ETF *	15,760	25,960
10,483	Turkish Investment Fund, Inc. *	81,804	89,734

Total for Closed-End & Exchange Traded Funds		$ 4,179,434	$ 4,979,724	8.00%

SHORT TERM INVESTMENTS
Money Market Fund
500,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.44% **	500,000	500,000
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.10% **	500,000	500,000
25,826,231	First American Government Obligation Fund Class Z 0.20% **	25,826,231	25,826,231

Total for Short Term Investments		$ 26,826,231	$ 26,826,231	43.12%

	Total Investments	$ 57,387,216	$ 62,618,492	100.65%

	Liabilities in excess of other Assets		(406,189)	-0.65%

	Net Assets		$ 62,212,303	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2016.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2016 (Unaudited)

Assets:
Investment Securities at Market Value	$ 62,618,492
(Identified Cost $57,387,216)
Receivables:
Shareholder Subscriptions	15,000
Dividends and Interest	21,777
Prepaid Expenses	19,385
Total Assets	62,674,654
Liabilities:
Payable to Advisor	435,006
Shareholder Redemptions	8,261
Accrued Expenses	19,084
Total Liabilities	462,351
Net Assets	$ 62,212,303

Net Assets Consist of:
Paid-In Capital	$ 54,034,109
Accumulated Undistributed Net Investment Loss	(240,606)
Accumulated Realized Gain on Investments	3,187,524
Unrealized Appreciation in Value of Investments Based on Identified Cost	5,231,276
Net Assets	$ 62,212,303
Net Asset Value and Redemption Price
Per Share ($62,212,303/3,964,372 shares outstanding), no par value, unlimited
shares authorized	$ 15.69

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2016 (Unaudited)

Investment Income:
Dividends	$ 165,826
Interest	26,227
Total Investment Income	192,053
Expenses:
Investment Advisor Fees (Note 3)	368,331
Transfer Agent & Fund Accounting Fees	23,436
Insurance Fees	7,979
Custodial Fees	6,982
Audit Fees	7,480
Registration Fees	4,987
Trustee Fees	4,987
Legal Fees	2,493
Miscellaneous Fees	3,989
Printing & Mailing Fees	1,995
Total Expenses	432,659

Net Investment Loss	(240,606)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,530,607
Capital Gain Distributions from Regulated Investment Companies	1,283
Change in Unrealized Appreciation on Investments	1,265,283
Net Realized and Unrealized Gain on Investments	3,797,173

Net Increase in Net Assets from Operations	$ 3,556,567

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2016	12/31/2015
From Operations:
Net Investment Loss	$ (240,606)	$ (16,184)
Net Realized Gain on Investments	2,530,607	5,289,144
Capital Gain Distributions from Regulated Investment Companies	1,283	63,945
Net Unrealized Appreciation (Depreciation)	1,265,283	(9,307,321)
Increase (Decrease) in Net Assets from Operations	3,556,567	(3,970,416)

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	-	(5,147,187)
Total Distributions to Shareholders	-	(5,147,187)

From Capital Share Transactions: (a)
Proceeds From Sale of Shares	3,676,759	6,704,900
Shares issued in Reinvestment of Dividends	-	4,838,856
Cost of Shares Redeemed	(3,994,747)	(8,124,265)
Net Increase (Decrease) from Shareholder Activity	(317,988)	3,419,491

Net Increase (Decrease) in Net Assets	3,238,579	(5,698,112)

Net Assets at Beginning of Period	58,973,724	64,671,836
Net Assets at End of Period	$ 62,212,303	$ 58,973,724

Share Transactions:
Issued	244,148	391,859
Reinvested	-	328,503
Redeemed	(267,162)	(488,778)
Net increase (decrease) in shares	(23,014)	231,584
Shares outstanding beginning of Period	3,987,386	3,755,802
Shares outstanding end of Period	3,964,372	3,987,386

(a) Net of Redemption Fees of $2,328 for the period ended June 30, 2016, and $12,158 for the period ended December 31, 2015.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	6/30/2016		12/31/2015		12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Asset Value -
Beginning of Period	$ 14.79		$ 17.22		$ 17.43	$ 15.95	$ 13.89	$ 14.61
Net Investment Loss *	(0.06)		-	(a)	(0.10)	(0.12)	(0.04)	(0.13)
Net Gains or Losses on Securities
(realized and unrealized)	0.96		(1.04)		0.93	2.75	2.66	(0.59)
Total from Investment Operations	0.90		(1.04)		0.83	2.63	2.62	(0.72)

Distributions from Net Investment Income	-		-		-	-	-	-
Distributions from Capital Gains	-		(1.39)		(1.04)	(1.15)	(0.56)	-
	-		(1.39)		(1.04)	(1.15)	(0.56)	-

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-		-	-	-	-

Net Asset Value -
End of Period	$ 15.69		$ 14.79		$ 17.22	$ 17.43	$ 15.95	$ 13.89

Total Return	6.09%	(c)	(5.99)%		4.80%	16.62%	18.88%	(4.93)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 62,212		$ 58,974		$ 64,672	$ 65,789	$ 52,637	$ 47,640

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.47%	(b)	1.44%		1.44%	1.45%	1.49%	1.48%
Ratio of Net Income (Loss) to Average Net Assets	(0.81)%	(b)	(0.02)%		(0.57)%	(0.69)%	(0.26)%	(0.93)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.47%	(b)	1.44%		1.44%	1.46%	1.49%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.81)%	(b)	(0.02)%		(0.57)%	(0.71)%	(0.26)%	(0.91)%

Portfolio Turnover Rate	32.49%	(c)	29.23%		20.94%	3.78%	8.14%	34.11%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share.
(b) Annualized.
(c) Not annualized.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2016 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar interest rates,                 prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in                 determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2016:

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2016 (UNAUDITED)

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 35,389,598	402,663	-	$ 31,291,941
Money Market Funds	26,826,231	-	-	26,826,231
Investments at Market	$ 62,215,829	402,663	-	$ 62,618,492

(a) See Schedule of Investments for industry breakout.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2016. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2016, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2016 the Fund held approximately 43% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity, the Invesco Liquid Assets Portfolio Fund, and the Federated Prime Obligation Fund. Further information on these funds is available at www.sec.gov.

As of June 30, 2016 the Fund had approximately 42% of its assets in First American Government Obligation Fund - Class Z. The investment in the First American Government Obligation Fund - Class Z represents approximately 0.1% of that fund’s net assets which was approximately $20 billion dollars at June 30, 2016. If the Adviser determines that it is in the best interest of the Fund and its shareholders may redeem its investment.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2016 (UNAUDITED)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2015 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2016 and year ended December 31, 2015, $2,328 and $12,158, of redemption fees, respectively, were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2016, Adviser earned $368,331 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2017.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser had no recoupment in 2015 and $0 available for recoupment at the six months end June 30, 2016.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2016, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $11,526,302 and $10,821,873, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

No distributions were paid by the six months ended June 30, 2016.

For the year ended Dec. 31, 2015 the Fund paid a long-term capital gain distribution of $1.39208 per share.

The tax nature of distributions paid during the six months ended June 30, 2016, and the year ended Dec. 31, 2015 is:

	2016	2015
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 5,147,187

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2016 (UNAUDITED)

At Dec. 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 56,426,901

Gross tax unrealized appreciation	$ 8,760,628
Gross tax unrealized depreciation	(5,247,585)
Net tax unrealized appreciation	3,513,043

Accumulated realized gain on investments –net	1,108,584
Total Distributable Earnings	$ 4,621,627

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2016 (UNAUDITED)

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (61)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (83)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (59)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (51)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2016	June 30, 2016	January 1,2016 to June 30, 2016

Actual	$1,000.00	$1,060.85	$7.53
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.37

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

 ADDITIONAL INFORMATION

                                                                 JUNE 30, 2016 (UNAUDITED)

Board Approval of Investment Advisory Agreement

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2016. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/

operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2015 performance was above the peer group average but below the R2000. For the most recent 10 year period, Fund performance was slightly better than the peer group average and slightly worse than the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio was substantially better than  the peer group average indicating a lower risk/volatility profile.  The Board concluded that the Fund’s long term risk adjusted performance was acceptable.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was slightly higher than the peer group’s average due to the Fund’s smaller asset base and that Adviser continues to cap expenses at 1.49% of average net assets. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2015 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 20, 2016